February 26, 2004

THE DREYFUS/LAUREL FUNDS TRUST
- Dreyfus Premier Limited Term High Yield Fund
- Dreyfus Premier Managed Income Fund

Supplement to Statement of Additional Information
dated May 1, 2003
As Revised, June 6, 2003

Effective March 1, 2004, the following information
supersedes and replaces the information contained in the
third and fourth paragraphs in the section of the Fund’s
Statement of Additional Information entitled “Shareholder
Services – Automatic Withdrawal Plan”:

No CDSC with respect to Class B or Class C shares will
be imposed on withdrawals made under the Automatic
Withdrawal Plan, provided that any amount withdrawn under
the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to
Class B or Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC.
Withdrawals of Class A shares subject to a CDSC under the
Automatic Withdrawal Plan will be subject to any applicable
CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A
shares generally are undesirable.

Larkin-Supp-SAI-D/LFT-DPLTHYF-029